UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2014 (March 5, 2014)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1017 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On March 5, 2014, two members of the Company’s Board of Directors, Dale B. Lavigne and Ronald D. Lavigne, separately notified the Company’s Chief Executive Officer of their resignations from their board positions, effective immediately.  At the time of their resignations, Dale Lavigne served as the Chairman of the Board of Directors, Chairman of the Compensation Committee and as a member of the Audit Committee, and Ronald Lavigne served as Chairman of the Nominating and Corporate Governance Committee and as a member of the Audit Committee.

Both directors provided resignation letters, copies of which are attached as Exhibits 17.1 and 17.2.  Neither letter cites that the resignation is due to a disagreement with the Company, but the resignations followed a meeting of the Board of Directors in which the resigning directors had expressed disagreement with the focus and direction of the Company supported by the Board majority.  Therefore, the Company has concluded that the resignations were due to this disagreement.  The Company has provided Messrs. Lavigne with a copy of the disclosures contained in this Report no later than the date on which this Report is being filed with the Securities and Exchange Commission. The Company has also provided each resigning director with the opportunity to furnish the Company with a letter stating whether he agrees or disagrees with the statements made in this report and, if he disagrees, the respects in which he disagrees.

On March 10, 2014, the Company’s Board of Directors held a meeting to fill the certain vacancies left by the resigning directors.  James F. Westmoreland was elected to serve as Chairman of the Board, Timothy R. Lindsey was elected was elected Chairman of the Compensation Committee, and Wayne G. Dotson was elected Chairman of the Nominating and Corporate Governance Committee.  Timothy R. Lindsey was also appointed to serve on the Audit Committee.  In addition, the Board of Directors approved reducing the size of the Company’s Board of Directors from six members to four.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Number

Exhibit

17.1*

Resignation letter of Dale B. Lavigne.

17.2*

Resignation letter of Ronald D. Lavigne.

*

Filed herewith.

[signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President and Chief Executive Officer

Date: March 11, 2014

EXHIBIT INDEX

Number

Exhibit

17.1*

Resignation letter of Dale B. Lavigne.

17.2*

Resignation letter of Ronald D. Lavigne.

*

Filed herewith.

3